Intangible Assets, Net	12 Months Ended
Dec. 31, 2019
INTANGIBLE ASSETS, NET [Abstract]
Intangible Assets, Net

15. INTANGIBLE ASSETS, NET

	As of December 31, 2018
Items	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Purchased video content	$177,307	$(156,198)	$(18,556)	$2,553
Operating rights for licensed games	46,237	(22,239)	(11,776)	12,222
Domain names and trademarks	28,054	(11,124)	(9,341)	7,589
Computer software	15,550	(13,948)	0	1,602
Developed technologies	8,902	(1,463)	(7,439)	0
Others	6,141	(4,171)	(1,865)	105

Total	$282,191	$(209,143)	$(48,977)	$24,071

	As of December 31, 2019
Items	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Purchased video content	$217,610	$(179,167)	$(35,940)	$2,503
Operating rights for licensed games	47,226	(27,992)	(12,365)	6,869
Domain names and trademarks	27,644	(11,210)	(16,176)	258
Computer software	16,231	(14,515)	0	1,716
Developed technologies	8,773	(1,441)	(7,332)	0
Others	6,044	(4,118)	(1,835)	91

Total	$323,528	$(238,443)	$(73,648)	$11,437

Impairment Losses

In 2019, Sohu recognized a $7.2 million impairment loss for a domain name related to the 56.com Website, mainly due to enhanced restrictions that Chinese regulatory authorities imposed on the broadcasting industry, which had an adverse effect on the operation of the 56.com Website. Also in 2019, Sohu recognized a $4.0 million impairment loss related to Sohu Video’s purchased video content pursuant to the Sohu Group’s policy on impairment of overseas content.

In 2018, Sohu recognized $10.4 million in losses related to Sohu Video’s purchased video content, of which $9.8 million was recognized as impairment of intangible assets and $0.6 million was recognized as impairment of prepaid and other current assets, as Sohu Video’s revenues for 2018 did not meet management’s expectations.

In 2017, Sohu recognized $70.6 million in losses related to Sohu Video’s purchased video content, of which $43.1 million was recognized as impairment of intangible assets and $27.5 million was recognized as impairment of prepaid and other current assets. The impairment losses incurred were mainly due to Sohu Video’s restructuring of its sales team and a strategy shift from purchasing expensive head content to self-producing content, as a result, revenues for 2017 did not meet management’s expectations. Also in 2017, Changyou recognized a $3.4 million impairment loss related to intangible assets for its MoboTap business, mainly due to reinforced restrictions that Chinese regulatory authorities imposed on online card and board games, which had an adverse impact on MoboTap’s current performance, and also increased the uncertainty for its future operations and cash flow.

Amortization

In 2019, 2018 and 2017, amortization of intangible assets was $39.5 million, $59.3 million and $140.2 million, respectively.

As of December 31, 2019, amortization expenses for future periods are estimated to be as follows:

For the year ending December 31,	(in thousands)
2020	7,042
2021	3,414
2022	515
2023	300
2024	99

Thereafter	67

Total expected amortization expense	$11,437